SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2003

TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 Borman Court St. Louis, Missouri 63146

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 214-7000

Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release
EX-99.2 Slide Presentation for Conference Call

Item 9. Regulation FD Disclosure

     On October 29, 2003, TALX Corporation (the “Company”) issued a press release announcing the Company’s results for the three and six months ending September 30, 2003 and guidance for revenues and diluted earnings per share for fiscal year 2004 (the “Press Release”). A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

     In addition, the Company announced in the Press Release that a conference call would be held on October 30, 2003, to discuss our financial and operating results for the three and six months ending September 30, 2003 as well as to discuss future expectations. A slide presentation for use in conjunction with this conference call is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

     The slide presentation for use in conjunction with our conference call will be posted to the Company’s website located at www.talx.com/2004, although the Company reserves the right to discontinue its availability at any time.

     The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 12. Results of Operations and Financial Condition

     On October 29, 2003, TALX Corporation (the “Company”) issued a press release announcing the Company’s results for the three and six months ending September 30, 2003 and guidance for revenues and diluted earnings per share for fiscal year 2004 (the “Press Release”). A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

     In addition, the Company announced in the Press Release that a conference call would be held on October 30, 2003, to discuss our financial and operating results for the three and six months ending September 30, 2003 as well as to discuss future expectations. A slide presentation for use in conjunction with this conference call is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

     The slide presentation for use in conjunction with our conference call will be posted to the Company’s website located at www.talx.com/2004, although the Company reserves the right to discontinue its availability at any time.

     The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2003	TALX CORPORATION

	By:	/s/ L. KEITH GRAVES

L. Keith Graves Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated October 29, 2003
99.2	Slide Presentation for October 30, 2003 Conference Call